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[Front]                                                              EXHIBIT 4.1

COMMON STOCK               [VITEX logo appears here]                COMMON STOCK

   NUMBER                                                              SHARES

                            V.I. TECHNOLOGIES, INC.

           INCORPORATED UNDER THE LAWS OF                       SEE REVERSE FOR
                THE STATE OF DELAWARE                        CERTAIN DEFINITIONS


THIS CERTIFIES that                                          CUSIP 917920_10_0



is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
             PAR VALUE OF $.01 PER SHARE OF

V.I. TECHNOLOGIES, INC.   transferable on the books of the Company by the owner
hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and By-laws of the Company, each as now in effect of hereafter amended.

  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


Dated:

                          [VITEX seal appears here]


/s/ Joanne Leonard                                 /s/ John R. Barr
        Vice President, Chief Financial                    President & Chief
        Officer and Treasurer                              Executive Officer

                               [Corporate Seal]


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
            (New York, New York)               TRANSFER AGENT
                                                AND REGISTRAR
BY:

                                AUTHORIZED SIGNATURE
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[Reverse Side]


  The Company is authorized to issue more than one class and series of stock. The Company will furnish without charge to each stockholder who so requests in writing a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be addressed to the Secretary of the Company or to the Transfer Agent and Registrar named on the face of this certificate.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-    as tenants in common
     TEN ENT-    as tenants by the entireties
     JT TEN-     as joint tenants with
                 right of survivorship and
                 not as tenants in common


UNIF GIFT MIN ACT-_______________Custodian___________________
                      (Cust)                      (Minor)

                         under Uniform Gifts to Minors

                Act___________________________________________
                                    (State)

  Additional abbreviations may also be used though not in the above list.

  For value received,_______________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ Shares

of the Common Stock represented by the within certificate, and do(es) hereby irrevocably constitute and appoint ____________________________________________
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______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated __________________________


             ___________________________________________________________
   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:    _______________________________________________
                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                            GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                            AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                            MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                            MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.